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                                                                    EXHIBIT 10.9


                          FIRST AMENDMENT TO AGREEMENT

         THIS FIRST AMENDMENT is made the 21st day of November 1996 to an agreement dated 20 August 1996 ("the Agreement") between COULTER PHARMACEUTICAL INC., of 550 California Avenue, Suite 200, Palo Alto, CA 94306, USA, ("the Customer") and LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire SLI 4DY, England, ("Lonza").

         WHEREAS:

         A. The parties entered into the Agreement pursuant to which Lonza agreed to provide services to the Customer to develop a Process for production of Product in accordance with GMP; and

         B. Customer now wishes Lonza to perform certain additional services in association with the above mentioned development and manufacture of Product; and

         C. Lonza is prepared to provide such additional services on the terms and conditions set out herein.

         NOW THEREFORE, it is hereby agreed by to amend the terms of the Agreement as follows:

1.       The following shall be added to Schedule 1:

         "The Customer and Lonza may make changes to the Product Specification by mutual agreement."

2.       A new Stage 7 shall be added to Schedule 2 as follows:

         "Stage 7 Product Equivalence Studies

         7.1 Objectives

              7.1.1 To characterize Product produced at Lonza and compare it with a sample of Product produced by the Customer. The samples to be used are from the following sources:

              - [*] development pilot batch produced at Lonza under Stage
                3 of the Services;
              - 2000 litre GMP lot produced at Lonza under Stage 5 of the
                Services;
              - reference lot number [*] produced by the Customer.

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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              7.1.2  To investigate the formation of a [*] from a batch of
Product made at Lonza.

              7.1.3 To provide reference material for release of GMP batches of Product.

         7.2  Activities

              7.2.1 Analyze the three samples detailed in Stage 7.1.1 above, using assays as described in the Specification for Product detailed in
Schedule 1 of this Agreement, namely:

              [*].

              7.2.2 Analyse the three samples using additional techniques, namely:

              [*].

              7.2.3 Prepare reference standard material for use in subsequent Product release from both the [*] pilot batch and the first 2000 litre GMP batch of Product (Stage 5 of Schedule 2). Reference standard from the [*] pilot batch (Stage 3 of Schedule 2) will be used for release of the first 2000 litre GMP batch. Reference standard from the first 2000 litre GMP batch will be used for release of subsequent GMP lots.


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


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              7.2.4  Issue Report of Activities to Customer.

         7.3  Timescale

              Stage 7 shall be complete upon issue of the report (Stage 7.2.4) of activities to the Customer. It is estimated that this report will be issued [*] from commencement of activities under Stage 7."

3.       A new Stage 8 shall be added to Schedule 2 as follows:

         "Stage 8 Determination of Extinction Coefficient

         8.1. Objective

         To determine an extinction coefficient for purified Product [*].

         8.2  Activities

              8.2.1 Receive material from the Customer (purified batch number [*]). [*] method.

              8.2.2 [*] compared to a calibration standard.

              8.2.3 Estimate the [*] from the value obtained for [*] and the theoretical relative composition. Calculate a mean value for [*].

              8.2.4 Repeat Stages 8.2.1-8.2.3 on two further occasions. Calculate an overall mean [*].

              8.2.5 Measure the [*].

              8.2.6 Determine the extinction coefficient of the [*] under Stages 8.2.4 and 8.2.5.

              8.2.7 Issue a report of activities to the Customer.


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                       3.
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         8.3  Timescale

         Stage 8 shall be complete upon issue of the report (Stage 8.2.7) of activities to the Customer. It is estimated that this report will be issued [*] from commencement of activities under Stage 8."

4.       A new Stage 9 will be added to Schedule 2 as follows:

         "Stage 9 Establishment of a [*] Assay

         Background

         [*].

         9.1  Objectives

         To establish an assay for [*].

         9.2  Activities

              9.2.1 Select the optimum [*].

              9.2.2 Develop [*].

              9.2.3 Optimize the assay for use with the Product and establish assay performance criteria.

              9.2.4 [*].

              9.2.5 Issue report of activities with the GMP standard operating procedure (SOP) for the assay procedure to the Customer.

         9.3  Timescale

         Stage 9 shall be complete upon issue of the report (Stage 9.2.5) of activities to the Customer. It is estimated that this report will be issued [*] from commencement of activities under Stage 9".

5.       A new Stage 10 will be added to Schedule 2 as follows:


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                       4.
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         "Stage 10 Evaluation of Retrovirus Clearance

         10.1 Objective

         To establish virus clearance data for [*].

         10.2 Activities

              10.2.1 Design a [*]. Prepare a GLP study protocol.

              10.2.2 Collect samples from a manufacturing run [*].

              10.2.3 Carry out the [*] for each of the [*].

              10.2.4 Repeat the [*].

              10.2.5 [*].

              10.2.6 [*].

              10.2.7 Issue a report of activities to the Customer.

         10.3 Timescale

         Stage 10 will be complete on issue of the report of activities (Stage 10.2.7) and it is estimated that this will be issued [*] from commencement of Stage 10".

6.       A new Stage 11 will be added to Schedule 2 as follows:


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



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         "Stage 11 Stability Studies on [*]

         11.1 Objective

         To test the stability of [*].

         11.2 Activities

              11.2.1 Devise protocols for the stability studies according to the principles of GLP and supply the protocols to the Customer for review.

              11.2.2 Take [*].

              11.2.3 Assay [*].

              11.2.4 Measure [*].

              11.2.5 Deliver samples [*].

              11.2.6 Issue a report of activities to the Customer.


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                                       6.
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         11.3 Timescale

         Stage 11 shall be complete on the report of activities to the Customer. It is estimated that this report will be issued [*] from commencement of Stage 11. Interim reports can be supplied (e.g. for IND submission) at the Customer's request".

7.       The following shall be added to Clauses 1 and 2 of Schedule 3:

         "1.  Price

         In consideration for Lonza carrying out the Services as detailed in
Schedule 2 (Stages 7 to 11) the Customer shall pay Lonza as follows:

--------------------------------------------------------------------------------
STAGE                                                          PRICE
                                                               (UK
                                                               STERLING)
--------------------------------------------------------------------------------
Stage 7    Product Equivalence Studies.                   pound sterling  [*]
Stage 8    Determination of Extinction coefficient.       pound sterling  [*]
Stage 9    Establishment of [*] Assay.                    pound sterling  [*]
Stage 10   Evaluation of Retrovirus Clearance.            pound sterling  [*]
Stage 11   Stability Study [*].                           pound sterling  [*]
--------------------------------------------------------------------------------


         * Does not include Testing Laboratory charges which will be charged in addition at the price invoiced to Lonza.

         2.   Payment

         Payment by the Customer of the Price for Stages 7 to 11 shall be made against Lonza's invoices as follows:

              2.1  For Stage 7

              50% (pound sterling [*]) upon commencement of Stage 7 50% (pound sterling [*]) upon completion of Stage 7.

              2.2  For Stage 8

              50% (pound sterling [*]) upon commencement of Stage 8 50% (pound sterling [*]) upon completion of Stage 8.

              2.3  For Stage 9

              50% (pound sterling [*]) upon commencement of Stage 9 50% (pound sterling [*]) upon completion of Stage 9.


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



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              2.4  For Stage 10

              pound sterling [*] upon commencement of Stage 10
              pound sterling [*] upon completion of Stage 10

              Testing House charges will be charged on completion of Stage 10.

              2.5  For Stage 11

              50% (pound sterling [*]) upon commencement of Stage 11 50% (pound sterling [*]) upon completion of Stage 11".

8. Save as expressly provided herein, the terms and conditions of the Agreement shall continue in full force and effect.

         AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

Signed for and on behalf of                 _____________________________
Lonza Biologics PLC                         _____________________________
                                            Title

Signed for and on behalf of
COULTER PHARMACEUTICAL INC                  _____________________________
                                            _____________________________
                                            Title


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                                       8.